Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Blue Chip Capital Group, Inc. (the “Company”) on Form 10-Q for the fiscal period ended November 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph Richard Moran, Chief Executive Officer and Principal Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	January 22, 2024

By:	/s/ Joseph Richard Moran
Joseph Richard Moran,
Chief Executive Officer
and Principal Executive Officer